UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska  68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 4/30/14

Item 1.  Reports to Stockholders.

KCM MACRO TRENDS FUND

Annual Report

April 30, 2014

1-877-275-5599

www.KernsCapital.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of KCM Macro Trends Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.

Member FINRA

April 30, 2014

Dear Fellow Shareholders -

The modifications we introduced to our investment strategies in late 2011 continue to serve the KCM Macro Trends Fund (the “Fund”) and its shareholders well.  The Fund (KCMTX) was up 32.15% in 2013 and up 15.38% for the one-year period ended April 30, 2014.

Additionally, the Fund is ranked in the top 1% of 311 Multialternative funds by Morningstar, Inc., for the one-year period ending April 30, 2014, based on total return.†

INVESTMENT PHILOSOPHY

The Fund differs from most mutual funds in that it has a flexible investment policy.  The Fund’s objective is to maximize reward while minimizing risk.  As with any investment it is not possible to avoid risk completely so we seek to minimize and manage risk.  The Fund strives to be nimble and responsive to major market cycle changes by moving out of “Harm’s Way” during recessions and to capitalize on best performing sectors in stronger markets.  Said another way, the Fund strives to both “protect and participate” by “de-risking” the portfolio in dangerous markets and “re-risking” or “re-engaging” the portfolio to return generating assets when markets are stronger.

Morningstar classifies the Fund a Multialternative fund because it can move in and out of markets or market sectors based upon their performance.  The vast majority of mutual funds must stay invested 100% of the time – even in major down markets.  Unlike those funds, the Fund can move out of the market in an effort to minimize risk and preserve capital.

INVESTMENT STRATEGY

We employ a risk-averse investment strategy predicated on the belief that strong long-term investment results are best achieved through the avoidance of major losses and the compounding of reasonable gains.  If we can miss the majority of major market cycle downturns and capture the majority of major cycle upturns, we will not only protect shareholder assets, but the long-term growth of those assets should be substantially greater than market growth.

We look at companies of all sizes and types located around the world.  We want the flexibility to invest in great ideas regardless of size and do not see any reason to restrict our investing to “Style Boxes”.  We also utilize ETFs when we need exposure to a sector or country where we are not able to get proper individual company stock exposure.

Our focus in the current market environment remains on companies with high free-cash-flow.   Companies with high free-cash-flow usually have the ability to finance their own growth, an attractive attribute in an environment where borrowing may be difficult even for the best companies.  High free-cash-flow also allows companies to maintain and increase their dividends, buy back their own stock or acquire other companies.  We also believe that high free-cash-flow companies make attractive acquisition targets.

                                           9821 Katy Freeway, Suite 400                OFFICE  713.993.0949             FAX  713.993.0950

                                                          Houston, Texas 77024            TOLL FREE  800.945.2125         KERNSCAPITAL.COM

We also look for growing earnings and sales.  Increasing sales can make up for a multitude of problems in recessionary times and are a necessity for long-term growth in stock price.  We are looking for growth, and aim for stocks we feel will double their share price in three to five years.

In order to manage risk and volatility during market declines, we are willing to hold high percentages of cash if we feel the market offers more risk of loss than opportunity for gain.  Additional risk-management includes hedging market risks through the purchase of securities such as futures or ETFs that move in the opposite direction of the market.  Through market downturns, these tools allow us to hold stocks of companies we feel have good long-term growth potential but are temporarily being dragged down by negative market performance.  Statistics show that when markets go down, three out of four stocks go down.  Therefore, having the ability to hedge against market risk can reduce potential market losses.

Our objective is to hold a large number of individual stocks with each initial position around 1% to 1 ½% of the portfolio.  We believe diversifying risk among this number of holdings reduces the stock-specific risk of holding too much of a single company.  When individual stock positions grow beyond 2% of the portfolio, consideration is given to reducing the position.  We can invest larger percentages of the portfolio in ETFs which cover market sectors, indexes or countries where we want exposure to a broad sector and individual securities may not be attractive.

Our use of fundamental stock analysis combined with technical analysis of the market is then overlaid with our Macro approach to investing.  We pay close attention to the strength of the US economy compared to other economies around the world as well as the growth or decline in the value of different world currencies.  Geopolitical risk is also considered in picking or holding stocks.

FUND PERFORMANCE

Our investment approach worked very well during the 2008-2009 “Financial Crisis” when the Fund missed 67.5% of the market downturn as measured by the decline in the S&P 500 Index from its market high following the Fund’s August 2008 Inception Date through its market bottom on March 9, 2009.  During this period, the S&P 500 Index was down 44.92%; the Fund was down 14.61%.

Conversely, the Fund has a total return of 41.69% since inception, versus 71.29% for the S&P 500 as of April 30, 2014.  The Fund’s comparative performance with the S&P comes in spite the S&P 500’s historical 142.00% rise from the market bottom.  Because the Fund avoided the large loss taken by the general market, its return since inception is substantial with less market drawdown.

Even though the Fund’s return since inception is good, the Fund under-performed the general market during the first part of the recovery.  For that reason, we implemented modifications to our long-standing investment process which we feel will keep us better in sync with the market direction during periods of extreme investor sentiment.

The 2011-2012 period presented a different market environment due to the Greek economic failure and subsequent European crises.  The Fund underperformed during this period.  Basically, we were too conservative and underexposed to the market.  Since we implemented modifications to our investment process we have captured the market’s climb.

In summary, we employ a 3-step investment process that combines technical and fundamental strategies.  We first measure trend strength using proprietary models to determine our equity allocation to the Fund.  If the market trend is strong to the upside we will overweight equities.  If it is not, we will underweight equities, hold bonds, go market neutral, add short positions, or move to cash in accordance with the measurement.  This step is supported by our global macro views.

In the second step we use proprietary relative rotational graphs to determine where (country, region, industry and sector) and in what securities we want to be invested. This measurement is similarly supported by our global macro study.

The process concludes with security selection.  Here we employ both fundamental and technical analysis.  On the fundamental side we study traditional metrics such as earnings, revenues, cash flow, etc. to find securities we that align with step two and which we believe have long-term potential for the overall portfolio.  If we cannot find an individual name we will buy ETFs that match to match our objective.  On the technical side we use charting to identify what we believe to be proper entry and exit points.

The process worked very well over the last year.  We stayed fully invested and overweight equities (primarily domestic equities) for most of the period in accordance with our trend analysis and relative strength measurements.  This allowed the Fund to capture the strong summer and fourth quarter rallies in the equities markets.  The equity markets did suffer a sharp sell-off in January 2014 and we lighten our equity position accordingly.  We did not, however, abandon equities because our trend readings and fundamental studies suggested the sell-off would be short-lived and that the longer up-trend in the equity markets would resume.  When this did in fact occur in February we moved quickly back to an overweight position and the Fund has been rewarded.

The performance data quoted here represents past performance and is not a guarantee of future results. Performance current to the most recent month-end may be lower or higher and can be obtained by calling 1-800-945-2125. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s total annual operating expense ratio is 1.75% and 2.49% for share classes R-1 and R-2 respectively.

HISTORICAL TAX EFFICIENCY

If you hold your investments in a qualified retirement plan or an IRA, the tax efficiency of those investments is not a concern for you because you do not pay any taxes on them until you withdraw your money.  On the other hand, if your investments are not in one of those tax-deferred plans, tax efficiency is extremely important.

Any successful investment that produces income or profits will eventually be taxed.  In general, the more successful the investment, the more income and profits will be created to be taxed.  Our objective is obviously to increase profits so taxes are inevitable.  From a tax standpoint, we try to have as much of that profit as possible be taxed in the categories with the lowest tax rates – that being long-term capital gains and qualified dividends.

Tax rates on long-term Capital Gains and qualified dividends increased in 2013, but for most investors still remain lower than the shareholder’s highest marginal tax rate on ordinary income. Short-term Capital Gains are taxed at the shareholder's highest marginal rate.  The investment process we follow is designed to help minimize taxes.

•

We attempt to select stocks that have good long-term growth potential which allows us to hold them at least one year and qualify for the lowest Capital Gains tax rate.

•

We have a sell discipline that attempts to cut losses quickly on stocks that do not work out.  Stocks sold quickly at smaller losses help protect capital. And because the losses are short-term, they can be used to offset any short-term gains in the Fund.

•

While or goal is to pick stocks and hold for the long-term, we actively hedge for the short-term in an attempt to reduce portfolio losses during weak markets.  Gains from hedging are usually short-term gains and can be offset with short-term losses from stocks held less than one year.

•

We favor stocks which have the ability to pay qualified dividends which are currently taxed at the lowest rate.

This process produced an extremely tax-efficient result for 2009, 2010 and 2011. Even though the Fund grew by 26.16% during 2009, the total taxable distribution to shareholders was less than three cents per share. To put this into perspective, a $1,000,000 portfolio held for the entire year would have grown to $1,261,600 but would have had a taxable distribution of only $3,010.03 - all taxable at only 15%. This resulted in taxes of $451.00.

During 2010 and 2011, the fund had no taxable distributions. During 2012, we sold some stocks in which we had large gains.  We did this to force the gains into 2012 while capital gains tax rates were lower.

In 2013 we took profits on a substantial number of holdings.  Because most of these holdings had been held for over one year, they were taxable at the lowest capital gains rate.  95.42% of our taxable capital gains distributions were taxable at long-term capital gains rates.  We feel good that when we have had to recognize taxable profits, we have done so in a tax-efficient manner.

IN CLOSING

We feel that the ability to utilize all available investment tools and styles enhances our ability to preserve and grow client portfolios. At this time, only 417 multialternative mutual funds out of the roughly 25,000 mutual funds that are tracked by Morningstar follow this process.  As we mentioned above, we are in the top 1% of funds in the category over the last 12 months.

A substantial portion of our personal net worth is invested in the Fund to align our interests with our client’s interests. We sincerely appreciate the trust and confidence of our investors and believe that our approach to investing will add value to every client’s long-term financial well being.

Martin L. Kerns, II

Kerns Capital Management, Inc.

†Morningstar, Inc. All rights reserved. Morningstar is an independent provider of financial information. Morningstar performance rankings are based on total return without sales charge relative to all share classes of mutual funds with similar objectives and determined by Morningstar. Past performance and ranking are not indicative of future results.

Mutual Funds involve risk including possible loss of principal. Investors should carefully consider the investment objectives, risks, charges and expenses of the KCM Macro Trends Fund before investing. The Fund may invest in small, less well-known companies, which may be subject to more erratic market movements than large-cap stocks; foreign securities, which are subject to currency fluctuations and political uncertainty; and derivative securities, which may carry market, credit, and liquidity risks. The Fund may also engage in short selling activities, which are more risky than “long” positions because the potential loss on a short sell is unlimited. The Fund may use leveraging and/or hedging techniques that could fail if changes in the value of the derivative do not correlate with the securities being hedged.  These risks may result in greater share price volatility. This and other important information about the Fund is contained in the prospectus, which can be obtained on the Advisor’s website or by calling 1-800-945-2125.  The prospectus should be read carefully before investing. The KCM Macro Trends Fund is distributed by Northern Lights Distributors, LLC.  Kerns Capital Management, Inc. and Northern Lights Distributors, LLC are not affiliated.

Multialternative Category Funds offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies, including long/short strategies, and can include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

The HFRI Equity Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds. Source: Hedge Fund Research, Inc. Unmanaged index returns do not reflect any fees, expenses or sales charges.  The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Hedge: Making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

4138-NLD-6/19/2014

KCM Macro Trends Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2014

Comparison of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2014

	One Year	Three Year	Five Year	Since Inception (August 4, 2008)	Since Inception (April 2, 2009)
KCM Macro Trends Fund- Class R-1*	15.38%	4.05%	7.12%	6.26%	N/A
KCM Macro Trends Fund- Class R-2**	14.59%	3.29%	6.32%	N/A	7.26%
S&P 500*** HFRX Equity Hedge Index****	20.44% 4.91%	13.83% (0.82)%	19.14% 2.49%	9.83% (1.54)%	19.91% 2.64%

________________

* Class R-1 commenced operations on August 4, 2008.

** Class R-2 commenced operations on April 2, 2009.

***The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

****The HFRX Equity Hedge Index is an unmanaged index designed to measure daily performance representative of long-short equity hedge funds.  Indices are adjusted for the reinvestment of capital gains and income dividends.  Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The Fund’s total gross annual operating expenses, including underlying funds, are 1.75% for Class R-1 and 2.49% for Class R-2 per the prospectus dated August 28, 2013.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-275-5599.

PORTFOLIO COMPOSITION^

^Based on total portfolio market value as of April 30, 2014.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

KCM Macro Trends Fund
PORTFOLIO OF INVESTMENTS
April 30, 2014
Shares		Value
	COMMON STOCK - 46.42%
	AEROSPACE/DEFENSE - 3.06%
14,100	BE Aerospace, Inc. *	$ 1,237,557
9,100	Boeing Co.	1,174,082
		2,411,639
	AUTO PARTS & EQUIPMENT - 2.94%
13,900	TRW Automotive Holdings Corp. *	1,116,865
11,200	WABCO Holdings, Inc. *	1,198,512
		2,315,377
	BANKS - 4.52%
15,300	Capital One Financial Corp.	1,130,670
68,000	OFG Bancorp.	1,160,080
25,600	Wells Fargo & Co.	1,270,784
		3,561,534
	CHEMICALS - 1.38%
17,500	Methanex Corp.	1,085,000

	COMMERCIAL SERVICES - 1.55%
13,000	United Rentals, Inc. *	1,219,790

	COMPUTERS - 3.22%
4,300	Apple, Inc.	2,537,387

	DIVERSIFIED FINANCIAL SERVICES - 1.52%
21,500	Discover Financial Services	1,201,850

	ELECTRONICS - 1.59%
21,300	TE Connectivity Ltd.	1,256,274

	ENGINEERING & CONSTRUCTION - 1.42%
14,800	Fluor Corp.	1,120,360

	HAND/MACHINE TOOLS - 1.49%
10,100	Snap-on, Inc.	1,171,600

	INTERNET - 1.35%
1,000	Google, Inc. - Class A *	534,880
1,000	Google, Inc. - Class C *	526,660
		1,061,540
	OIL & GAS - 8.16%
10,200	Chevron Corp.	1,280,304
9,400	Concho Resources, Inc. *	1,226,230
17,200	ConocoPhillips	1,278,132

See accompanying notes to financial statements.

KCM Macro Trends Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
	OIL & GAS - 8.16% (Continued)
97,000	Kodiak Oil & Gas Corp. *	$ 1,232,870
49,000	Matador Resources Co. *	1,407,280
		6,424,816
	OIL & GAS SERVICES - 3.26%
20,700	Haliburton Co.	1,305,549
12,400	Schlumberger Ltd.	1,259,220
		2,564,769
	REAL ESTATE - 1.43%
42,300	CBRE Group, Inc. *	1,126,872

	RETAIL - 3.02%
16,600	CVS Caremark Corp.	1,207,152
20,400	Macy's, Inc.	1,171,572
		2,378,724
	SEMICONDUCTORS - 3.34%
14,800	QUALCOMM, Inc.	1,164,907
35,700	Skyworks Solutions, Inc.	1,465,484
		2,630,391
	TELECOMMUNICATIONS - 1.55%
135,000	Windstream Holdings, Inc.	1,224,450

	TRANSPORTATION - 1.62%
6,700	Union Pacific Corp.	1,275,881

	TOTAL COMMON STOCK	36,568,254
	( Cost - $34,744,610)

	EXCHANGE TRADED FUNDS - 34.40%
	EQUITY FUND - 34.40%
134,000	Consumer Staples Select Sector SPDR Fund	5,928,160
82,400	Direxion Daily S&P 500 Bull 3X *	5,536,456
212,500	Financial Select Sector SPDR Fund	4,666,500
33,000	iShares MSCI Frontier 100 ETF	1,226,940
71,000	iShares MSCI Italy Capped ETF	1,280,840
54,500	Utilities Select Sector SPDR Fund	2,358,760
17,000	Vanguard Health Care ETF	1,793,330
14,000	Vanguard Telecommunication Services ETF	1,181,880
50,000	WisdomTree Europe SmallCap Dividend Fund	3,122,000
	TOTAL EXCHANGE TRADED FUNDS	27,094,866
	( Cost - $24,371,816)

See accompanying notes to financial statements.

KCM Macro Trends Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2014
Shares		Value
SHORT-TERM INVESTMENTS - 19.32%
15,218,769	AIM STIT Liquid Assets Portfolio - Cash Management Class, 0.02%**	$ 15,218,769
TOTAL SHORT-TERM INVESTMENTS
( Cost - $15,218,769)

TOTAL INVESTMENTS - 100.14%
	( Cost - $74,335,195) (a)	$ 78,881,889
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.14) %	(110,604)
	NET ASSETS - 100.0%	$ 78,771,285

* Non-income producing security.
** Money Market Fund; interest rate reflects seven-day effective yield on April 30, 2014.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $74,405,999 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 4,866,429
	Unrealized depreciation	(390,539)
	Net unrealized appreciation	$ 4,475,890

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014

ASSETS
Investment securities:
At cost	$ 74,335,195
At value	$ 78,881,889
Receivable for Fund shares sold	13,451
Dividends and interest receivable	4,829
Prepaid expenses and other assets	14,636
TOTAL ASSETS	78,914,805

LIABILITIES
Investment advisory fees payable	64,353
Fund shares repurchased	25,431
Distribution (12b-1) fees payable	16,127
Fees payable to other affiliates	8,571
Accrued expenses and other liabilities	29,038
TOTAL LIABILITIES	143,520
NET ASSETS	$ 78,771,285

Net Assets Consist Of:
Paid in capital	$ 68,051,610
Accumulated net realized gain from security and foreign currency transactions	6,172,981
Net unrealized appreciation of investments	4,546,694
NET ASSETS	$ 78,771,285

Class R-1
Net Assets	$ 78,660,282
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	6,228,202
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$ 12.63

Class R-2
Net Assets	$ 111,003
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	9,083
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$ 12.22

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2014

INVESTMENT INCOME
Dividends (less $1,304 in foreign taxes)	$ 633,875
Interest	1,053
TOTAL INVESTMENT INCOME	634,928

EXPENSES
Investment advisory fees	717,961
Distribution (12b-1) fees
Class R-1	179,145
Class R-2	1,382
Administrative services fees	74,487
Professional fees	46,618
Accounting services fees	33,620
Registration fees	27,947
Transfer agent fees	24,433
Printing and postage expenses	13,391
Trustees' fees and expenses	11,221
Custodian fees	10,105
Insurance expense	3,229
Other expenses	2,677
TOTAL EXPENSES	1,146,216

NET INVESTMENT LOSS	(511,288)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	14,093,356
Foreign currency translations	55,384
Net change in unrealized depreciation on:
Investments	(3,588,270)
Foreign currency translations	(48,504)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,511,966
AND FOREIGN CURRENCY
NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 10,000,678

See accompanying notes to financial statements.

KCM Macro Trends Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2014	April 30, 2013
FROM OPERATIONS:
Net investment income (loss)	$ (511,288)	$ 180,799
Net realized gain from investments and foreign currency translations	14,148,740	7,520,896
Net change in unrealized depreciation of investments
and foreign currency translations	(3,636,774)	(2,606,572)
Net increase in net assets resulting from operations	10,000,678	5,095,123
DISTRIBUTIONS TO SHAREHOLDERS:
Class R-1:
From net investment income ($0.03 and $0.02 per share, respectively)	(141,078)	(115,743)
From net capital gains ($1.29 and $0.00 per share, respectively)	(7,149,415)	-
Class R-2:
From net capital gains ($1.29 and $0.00 per share, respectively)	(13,760)	-
Net decrease in net assets from distributions to shareholders	(7,304,253)	(115,743)

FROM SHARES OF BENEFICIAL INTEREST :
Class R-1:
Proceeds from shares sold	17,549,258	8,871,052
Reinvestment of dividends	7,216,455	114,484
Payments for shares redeemed	(9,191,575)	(36,761,683)
	15,574,138	(27,776,147)

Class R-2:
Proceeds from shares sold	-	500
Reinvestment of dividends	13,760	-
Payments for shares redeemed	(46,266)	(294,545)
	(32,506)	(294,045)

Net increase (decrease) in net assets from shares of beneficial interest	15,541,632	(28,070,192)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,238,057	(23,090,812)

NET ASSETS
Beginning of Year	60,533,228	83,624,040
End of Year *	$ 78,771,285	$ 60,533,228
* Includes accumulated net investment loss of:	$ -	$ (123,062)

SHARE ACTIVITY
Class R-1
Shares sold	1,377,263	807,310
Shares reinvested	589,580	10,610
Shares redeemed	(723,199)	(3,437,762)
Net increase (decrease) in shares of beneficial interest outstanding	1,243,644	(2,619,842)

Class R-2
Shares sold	-	48
Shares Reinvested	1,158	-
Shares redeemed	(3,770)	(26,889)
Net decrease in shares of beneficial interest outstanding	(2,612)	(26,841)

See accompanying notes to financial statements.

KCM Macro Trends Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class R-1
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011	April 30, 2010

Net asset value, beginning of year	$ 12.12	$ 10.94	$ 12.44	$ 11.81	$ 9.96

Activity from investment operations:
Net investment income (loss) (1)	(0.09)	0.03	(0.09)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	1.92	1.17	(1.41)	0.64	1.85
Total from investment operations	1.83	1.20	(1.50)	0.63	1.88
Less distributions:
From net investment income	(0.03)	(0.02)	-	-	(0.03)
From net capital gains	(1.29)	-	-	-	-
Total distributions	(1.32)	(0.02)	-	-	(0.03)

Net asset value, end of year	$ 12.63	$ 12.12	$ 10.94	$ 12.44	$ 11.81

Total return (2)	15.38%	11.02%	(12.06)%	5.33%	18.86%

Net assets, end of year (000s)	$ 78,660	$ 60,395	$ 83,210	$ 101,208	$ 95,297

Ratio of expenses to average net assets (3)	1.60%	1.60%	1.52%	1.52%	1.56%

Ratio of net investment income (loss) to average net assets (4)	(0.71)%	0.26%	(0.79)%	(0.09)%	0.24%

Portfolio turnover rate	272%	240%	862%	852%	292%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Assumes reinvestment of all dividends and distributions, if any.
(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

KCM Macro Trends Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class R-2
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2014	April 30, 2013	April 30, 2012	April 30, 2011	April 30, 2010

Net asset value, beginning of year	$ 11.82	$ 10.74	$ 12.29	$ 11.76	$ 9.97

Activity from investment operations:
Net investment loss (1)	(0.18)	(0.03)	(0.16)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments	1.87	1.11	(1.39)	0.62	1.84
Total from investment operations	1.69	1.08	(1.55)	0.53	1.79
Less distributions:
From net capital gains	(1.29)	-	-	-	-
Total distributions	(1.29)	-	-	-	-

Net asset value, end of year	$ 12.22	$ 11.82	$ 10.74	$ 12.29	$ 11.76

Total return (2)	14.59%	10.06%	(12.61)%	4.51%	17.95%

Net assets, end of year (000s)	$ 111	$ 138	$ 414	$ 2,108	$ 3,435

Ratio of expenses to average net assets (3)	2.35%	2.34%	2.24%	2.27%	2.31%

Ratio of net investment loss to average net assets (4)	(1.45)%	(0.32)%	(1.51)%	(0.82)%	(0.49)%

Portfolio turnover rate	272%	240%	862%	852%	292%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Assumes reinvestment of all dividends and distributions, if any.
(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

1.

ORGANIZATION

The KCM Macro Trends Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is long-term growth of capital.  The Fund offers two classes of shares designated as Class R-1 and Class R-2.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges.  Class R-1 commenced operations on August 4, 2008 and Class R-2 commenced operations on April 2, 2009.

           Class R-1 shares and Class R-2 shares are offered at net asset value.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.  Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies.  Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2014 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$ 36,568,254	$ -	$ -	$ 36,568,254
Exchange Traded Funds	27,094,866	-	-	27,094,866
Short-Term Investments	15,218,769	-	-	15,218,769
Total	$ 78,881,889	$ -	$ -	$ 78,881,889

                The Fund did not hold any Level 2 or 3 securities during the year.

              There were no transfers between Level 1 and Level 2 during the current year presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting year.

               *Please refer to the Portfolio of Investments for industry classifications.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statement of Operations.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended April 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $171,329,382 and $172,223,556, respectively.

4.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Kerns Capital Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.  For the year ended April 30, 2014, the Fund incurred advisory fees of $717,961.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of the Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plans for Class R-1 and Class R-2 shares (the “Plans”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services.   Under the Plans, the Fund may pay up to 0.25% and 1.00% of its average daily net assets for Class R-1 shares and Class R-2 shares, respectively.  For the year ended April 30, 2014, pursuant to the Plans, Class R-1 shares paid $179,145 and Class R-2 shares paid $1,382.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended April 30, 2014 and April 30, 2013 were as follows:

KCM Macro Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2014

As of April 30, 2014, the components of distributable earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain (loss) is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of net operating losses and ordinary income distributions, the tax treatment of non-deductible expenses, and adjustments for partnerships, resulted in reclassification for the period ended April 30, 2014 as follows:

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)9 of the 1940 Act.  As of April 30, 2014, Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 79% of the voting securities of the Fund’s Class R-1 shares.

7.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

KCM Macro Trends Fund

We have audited the accompanying statement of assets and liabilities of KCM Macro Trends Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments, as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KCM Macro Trends Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 25, 2014

KCM Macro Trends Fund

EXPENSE EXAMPLES

April 30, 2014 (Unaudited)

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2013 through April 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Annualized Expense Ratio	Expense Paid During Period* 11/1/13 - 4/30/14
Actual
Class R-1	$1,000.00	$ 1,045.20	1.60%	$ 8.11
Class R-2	$1000.00	$ 1,041.00	2.35%	$ 11.89
Hypothetical (5% return before expenses)
Class R-1	$1,000.00	$ 1,016.86	1.60%	$ 8.00
Class R-2	$1,000.00	$ 1,013.14	2.35%	$ 11.73

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the year ended April 30, 2014 (181) divided by the number of days in the fiscal year (365).

KCM Macro Trends Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	106	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	106	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	106

AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	106	AdvisorOne Funds (16 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	133	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	133

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	106	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

  ^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-275-5599.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-275-5599 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-275-5599.

INVESTMENT ADVISOR

Kerns Capital Management, Inc.

9821 Katy Freeway, Suite 400

Houston, TX 77024

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $19,900

2013 – $16,500

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $3,100

2013 – $3,100

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $3,100

2013 - $3,100

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

7/7/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

7/7/14

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

7/7/14